                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                              Distribution Date:      1/15/02

Section 5.2 - Supplement                                         Class A          Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00            0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                            2,336,250.00      136,149.60        67,197.66           2,539,597.26
       Deficiency Amounts                                              0.00            0.00                                    0.00
       Additional Interest                                             0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal
       Receivables                                            65,286,414.31    3,709,428.98     5,193,263.88          74,189,107.17

(iv)   Collections of Finance Charge
       Receivables                                             6,417,043.74      364,602.17       510,449.25           7,292,095.16

(v)    Aggregate Amount of Principal
       Receivables                                                                                                23,976,295,141.27

                                          Investor Interest  450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                                          Adjusted Interest  450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                                Series
       Floating Investor Percentage                  2.13%           88.00%           5.00%            7.00%                100.00%
       Fixed Investor Percentage                     2.13%           88.00%           5.00%            7.00%                100.00%

(vi)   Receivables Delinquent
       (As % of Total Receivables)
                 Current                                                                                                     95.30%
                 30 to 59 days                                                                                                1.45%
                 60 to 89 days                                                                                                1.11%
                 90 or more days                                                                                              2.14%
                                                                                                                 ------------------
                                                  Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                 2,083,889.00      118,401.94       165,764.74           2,368,055.68

(viii) Investor Charge-Offs                                            0.00            0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/
       Reductions                                                      0.00            0.00             0.00

(x)    Net Servicing Fee                                         375,000.00       21,306.67        29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted
       Receivables)                                                                                                          11.56%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                   0.00

(xiii) Closing Investor Interest
       (Class A Adjusted)                                    450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                               1.89563%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         6,042,043.74      343,295.50       480,619.56           6,865,958.79

(xxii) Certificate Rate                                            6.23000%        6.39000%         2.42063%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
       -----------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                                Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                                                             Distribution Date:         1/15/02

Section 5.2 - Supplement                                         Class A        Class B       Collateral                 Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                                      0.00           0.00       73,066.65             73,066.65
       Deficiency Amounts                                                0.00           0.00                                  0.00
       Additional Interest                                               0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal
       Receivables                                              43,524,276.21   3,108,793.97    5,181,544.36         51,814,614.53

(iv)   Collections of Finance Charge
       Receivables                                               4,278,029.16     305,565.36      509,297.33          5,092,891.85

(v)    Aggregate Amount of Principal
       Receivables                                                                                               23,976,295,141.27

                                           Investor Interest   300,000,000.00  21,428,000.00   35,714,857.14        357,142,857.14
                                           Adjusted Interest   300,000,000.00  21,428,000.00   35,714,857.14        357,142,857.14

                                                  Series
       Floating Investor Percentage                   1.49%            84.00%          6.00%          10.00%               100.00%
       Fixed Investor Percentage                      1.49%            84.00%          6.00%          10.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                      95.30%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.11%
               90 or more days                                                                                               2.14%
                                                                                                                -------------------
                                             Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                   1,389,259.34      99,230.16      165,390.66          1,653,880.16

(viii) Investor Charge-Offs                                              0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/
       Reductions                                                        0.00           0.00            0.00

(x)    Net Servicing Fee                                           250,000.00      17,856.67       29,762.38            297,619.05

(xi)   Portfolio Yield (Net of Defaulted
       Receivables)                                                                                                          11.56%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii) Closing Investor Interest
       (Class A Adjusted)                                      300,000,000.00  21,428,000.00   35,714,857.14        357,142,857.14

(xiv)  LIBOR                                                                                                              2.13000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                            582,500.00      43,748.83                            626,248.83

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xix)  Interest Funding Account Investment
       Proceeds                                                                                                             960.30

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                           4,028,925.44     287,772.71      479,534.95          4,796,233.11

(xxii) Certificate Rate                                              2.33000%       2.45000%        2.45500%

-----------------------------------------------------------------------------------------------------------------------------------

By:
        --------------------------------
Name:   Patricia M. Garvey
        Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                 Distribution Date:        1/15/02

Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67       93,240.09             2,994,490.09
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal
       Receivables                                         79,794,506.38    4,533,778.77    6,347,290.28            90,675,575.43

(iv)   Collections of Finance Charge
       Receivables                                          7,843,053.46      445,628.04      623,879.25             8,912,560.75

(v)    Aggregate Amount of Principal
       Receivables                                                                                              23,976,295,141.27

                                        Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                        Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.61%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.61%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                     95.30%
               30 to 59 days                                                                                                1.45%
               60 to 89 days                                                                                                1.11%
               90 or more days                                                                                              2.14%
                                                                                                               -------------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              2,546,975.45      144,714.51      202,600.32             2,894,290.28

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/
       Reductions                                                   0.00            0.00            0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted
       Receivables)                                                                                                        11.56%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest
       (Class A Adjusted)                                 550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             1.89563%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      7,384,720.12      419,586.37      587,420.92             8,391,727.41

(xxii) Certificate Rate                                         5.98000%        6.16000%        2.64563%

By:
        -----------------------------
Name:   Patricia M. Garvey
Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                 Distribution Date:       1/15/02

Section 5.2 - Supplement                                          Class A        Class B     Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00           0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                              2,434,132.89     141,813.47     69,844.69           2,645,791.05
       Deficiency Amounts                                                0.00           0.00                                 0.00
       Additional Interest                                               0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal
       Receivables                                              59,770,872.95   3,396,054.19  4,754,655.89          67,921,583.03

(iv)   Collections of Finance Charge
       Receivables                                               5,874,917.62     333,800.36    467,338.19           6,676,056.17

(v)    Aggregate Amount of Principal
       Receivables                                                                                              23,976,295,141.27

                                            Investor Interest  411,983,000.00  23,408,000.00 32,772,440.86         468,163,440.86
                                            Adjusted Interest  411,983,000.00  23,408,000.00 32,772,440.86         468,163,440.86

                                                     Series
       Floating Investor Percentage                     1.95%          88.00%          5.00%         7.00%                100.00%
       Fixed Investor Percentage                        1.95%          88.00%          5.00%         7.00%                100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                     95.30%
               30 to 59 days                                                                                                1.45%
               60 to 89 days                                                                                                1.11%
               90 or more days                                                                                              2.14%
                                                                                                              --------------------
                                             Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                   1,907,837.43     108,399.28    151,764.73           2,168,001.44

(viii) Investor Charge-Offs                                              0.00           0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/
       Reductions                                                        0.00           0.00          0.00

(x)    Net Servicing Fee                                           343,319.17      19,506.67     27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted
       Receivables)                                                                                                        11.56%

(xii)  Reallocated Monthly Principal                                                    0.00          0.00                   0.00

(xiii) Closing Investor Interest
       (Class A Adjusted)                                      411,983,000.00  23,408,000.00 32,772,440.86         468,163,440.86

(xiv)  LIBOR                                                                                                             1.89563%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                           5,531,598.46     314,293.69    440,027.82           6,285,919.97

(xxii) Certificate Rate                                              7.09000%       7.27000%      2.64563%

By:
        -------------------------------------
Name:   Patricia M. Garvey
Title:  Vice President